EXHIBIT 10.27

                      THIRD AMENDMENT TO PURCHASE AGREEMENT

     THIS THIRD AMENDMENT, dated as of February 28, 1997, is entered into by and between TEMPFUNDS AMERICA, INC., a Florida corporation, TEMPFUNDS AMERICA FUNDING CORPORATION OF SOUTH CAROLINA, INC., a South Carolina corporation (herein collectively called "Sellers") and CAPITAL FACTORS, INC., a Florida corporation (herein called "Purchaser").

                                R E C I T A L S:

     a) Sellers and Purchaser are parties to a Purchase Agreement dated July 31, 1996, an Addendum to the Purchase Agreement dated July 31, 1996, an Amendment to the Purchase Agreement dated September 9, 1996 and a Second Amendment to the Purchase Agreement dated September 30, 1996 (the Purchase Agreement as supplemented by the Addendum and amended by the Amendment and the Second Amendment shall hereinafter collectively be referred to as the "Purchase Agreement").

     b) Sellers and Purchaser have agreed to certain modifications of the Purchase Agreement as set forth herein.

                                    AGREEMENT

     IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Each of the terms defined in the Purchase Agreement unless otherwise defined herein, shall have the same meaning when used herein.

     2. On October 15, 1996, in accordance with the terms and conditions of the Purchase Agreement, Sellers and Purchaser held a meeting and agreed upon the re-calculation of the amount of the actual payments due as of the Closing and a mutual estoppel statement setting forth the outstanding balance of loans and factored accounts by Sellers to Original Clients as of the Closing and the annualized gross revenues received by Sellers for the three months immediately prior to August 1, 1996. The above-referenced meeting and agreed upon re-calculation and mutual estoppel statement is evidenced by a letter from Purchaser to Sellers dated November 4, 1996 (the "Estoppel Letter"), a copy of which is attached hereto as Exhibit "A".

     3. Based upon the information and calculations set forth in the Estoppel Letter, Sellers and Purchaser agreed that Purchaser was due $300,400.62 from Sellers as

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of August 9, 1996 and that interest on said amount would continue to accrue at
Purchaser's cost-of-funds rate in effect on August 9, 1996 at 7.1735% commencing August 10, 1996 (the $300,400.62 due Purchaser from Sellers as of August 9, 1996 or any outstanding and unpaid portion thereof plus any accrued interest thereon at Purchaser's cost-of-funds rate in effect on August 10, 1996 until fully paid by Sellers shall hereinafter collectively be referred to as the "Outstanding Closing Settlement Amount").

     4. A new paragraph 3c. is hereby added to the Purchase Agreement to read as follows:

     "Notwithstanding anything contained herein to the contrary, any deferred payments to be made to Sellers by Purchaser pursuant to this Agreement shall be reduced and offset by Purchaser by any sum due Purchaser which constitutes the Outstanding Closing Settlement Amount until fully paid by Sellers."

     5. Paragraph 13a. of the Purchase Agreement is hereby amended to reflect that all notices, requests, demands and other communications required or permitted under the Purchase Agreement to any Seller should be addressed as follows:

     If to any Seller:     TempFunds America, Inc.
                           TempFunds America Funding Corporation of
                              South Carolina, Inc.
                           1001 Manati Avenue
                           Coral Gables, Florida 33146
                           Attn: Tom Huston Jr., President

         With Copy to:     Frank M. Mock, Esquire
                           Baker & Hostetler
                           200 South Orange Avenue
                           SunTrust Center, Ste. 2300
                           Orlando, Florida 32801

     6. Upon the effectiveness of this Third Amendment, each reference in the Purchase Agreement to the "Agreement", "hereunder", "herein", "hereof", or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended by this Third Amendment.

     7. This Third Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of Florida.

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     8. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment which shall be effective on the date first set forth above.

                                                  "SELLERS"

Witnesses:                          TEMPFUNDS AMERICA, INC.,
                                    a Florida corporation

/s/ PAT RUSSO                       By: /s/ TOM HUSTON JR.
--------------------------------       ----------------------------
                                        Tom Huston, Jr., President
/s/ SABINA MOHAMED
--------------------------------


--------------------------------

                                    TEMPFUNDS AMERICA FUNDING
                                    CORPORATION OF SOUTH CAROLINA,
                                    INC., a South Carolina corporation

/s/ PAT RUSSO                       By: /s/ TOM HUSTON JR.
--------------------------------       ----------------------------
                                        Tom Huston, Jr., President
/s/ SABINA MOHAMED
--------------------------------

                                               "PURCHASER"

                                    CAPITAL FACTORS, INC.,
                                    a Florida corporation

/s/ MICHELLE BURLESON               By: /s/ JOHN W. KIEFER
--------------------------------       ----------------------------
                                        John W. Kiefer
/s/ CAROL CAPELLAN                      President
--------------------------------

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